[Pioneer Logo]


Pioneer
Equity-Income
Fund

SEMIANNUAL REPORT 4/30/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              14
Notes to Financial Statements                     20
Report of Independent Public Accountants          24
Trustees, Officers and Service Providers          25
Programs and Services for Pioneer Shareowners     26
The Pioneer Family of Mutual Funds                29

Pioneer Equity-Income Fund
LETTER FROM THE CHAIRMAN 4/30/97

Dear Shareowner,
----------------------------------------------------------------------------


Welcome to Pioneer Equity-Income Fund's semiannual report, covering the six months ended April 30, 1997. On behalf of the Fund's investment management team, I am pleased to thank you for your interest in the Fund and to comment briefly on today's investing environment.

The past six months took stock investors on a rollercoaster ride. The emotions that fueled the Dow Jones Industrial Average to a record year in 1996 carried over into 1997. Individuals and institutions continued to pour money into the stock market; over the past six months, over $250 billion entered the stock market through mutual funds alone. Most of the enthusiasm, however, was directed toward a relatively small group of stocks that investors seemed willing to buy even as they became increasingly expensive relative to the companies' potential growth and earnings.

As time is passing, though, investors are growing uncertain - about what circumstances could trigger a "correction," and whether to continue buying stocks that have already done well or to start looking at stocks that have depressed prices. From our vantage point, it seems realistic to expect the stock market's unprecedented upward surge to slow or backtrack at times - at least for the fairly narrow group of stocks that have led the charge. We believe that your Fund's emphasis on high-quality, dividend-paying companies should help it perform particularly well under these circumstances.

I encourage you to read this report, especially the Portfolio Management Discussion, to learn more about our endeavors on your behalf. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Equity-Income Fund. Thank you for your support.

Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.,
Chairman and President

Pioneer Equity-Income Fund
 PORTFOLIO SUMMARY 4/30/97

P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------

(As a percentage of total investment portfolio)

{Pie Chart]

U.S. Common Stocks 98.6%
U.S. Convertible Preferred Stocks 1.0%
Short-Term Cash Equivalents 0.4%


S e c t o r   D i s t r i b u t i o n
----------------------------------------------------------------------------

(As a percentage of equity holdings)


[Pie Chart]

Utilities 25%
Financial 22%
Basic Industries 12%
Consumer Non-Durables 9%
Energy 9%
Services 9%
Consumer Durables 6%
Capital Goods 5%
Technology 3%


1 0   L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------

(As a percentage of equity holdings)

  1. Schering-Plough Corp.        3.81%        6. American National       2.56%
                                                  Insurance Co.
  2. Ford Motor Co.               3.01         7. Amoco Corp.             2.47
  3. SBC Communications, Inc.     2.93         8. The May Department      2.36
                                                  Stores Co.
  4. Phelps Dodge Corp.           2.89         9. Chrysler Corp.          2.07
  5. Ameritech Corp.              2.59        10. Abbott Laboratories     2.03

Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 4/30/97                                    CLASS A SHARES

Share Prices and Distributions
----------------------------------------------------------------------------


Net Asset Value
per Share                   4/30/97       10/31/96
                            $21.19        $20.37

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96- 4/30/97)         Dividends     Capital Gains     Capital Gains
                            $0.254        $0.077            $0.872


Investment Returns
----------------------------------------------------------------------------


 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


                                   Public
               Net Asset           Offering
Period         Value               Price*
Life-of-Fund   14.56%              13.56%
(7/25/90)
5 Years        14.64               13.29
1 Year         15.29                8.68


*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[TABULAR REPRESENTATION OF MOUNTAIN CHART]

Growth of $10,000

                     Pioneer
          Standard   Equity-
           Poor's    Income
          500 Index   Fund

7/25/90      10000    9425
              8597    8160
4/91         10794    9913
             11477   11025
4/92         12311   11947
             12616   12848
4/93         13446   14517
             14494   15509
4/94         14162   15111
             15055   15523
4/95         16628   16234
             19023   18552
4/96         21639   20518
             23593   21443
4/97         27073   23654



Average Annual Total Returns
(As of April 30, 1997)

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the- Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/97                                    CLASS B SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                   4/30/97       10/31/96
                            $21.08        $20.26
                            Income        Short-Term        Long-Term

Distributions per Share
(10/31/96- 4/30/97)         Dividends     Capital Gains     Capital Gains
                            $0.170        $0.077            $0.872


Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of April 30, 1997)
                If        If
 Period        Held     Redeemed*

Life-of-Fund   16.20%   15.47%
(4/4/94)
1 Year         14.44    10.44


* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[TABULAR REPRESENTATION OF MOUNTAIN CHART]

Growth of $10,000
                   Pioneer
        Standard   Equity-
         Poor's    Income
        500 Index   Fund

4/4/94     10000    10000
           10273    10343
10/94      10521    10666
           10921    10593
4/95       10956    10436
           12062    11036
10/95      13259    12072
           13800    12575
4/96       15181    13678
           15697    13854
10/96      15443    13330
           17115    14416
           19176    15614
4/97       19639    15554

Pioneer Equity-Income Fund
Standard & Poor's 500 Index


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the- Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/97                                    CLASS C SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

Net Asset Value
per Share                   4/30/97       10/31/96
                            $21.06        $20.25
                            Income        Short-Term        Long-Term

Distributions per Share
(10/31/96- 4/30/97)         Dividends     Capital Gains     Capital Gains
                            $0.171        $0.077            $0.872


Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1997)
                If        If
Period         Held     Redeemed*

Life-of-Fund   12.45%   12.45%
(1/31/96)
1 Year         13.28    13.28


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.


[TABULAR REPRESENTATION OF MOUNTAIN CHART]

Growth of $10,000
                        Pioneer
             Standard   Equity-
              Poor's    Income
             500 Index   Fund

1/96            10000    10000
                 9938    10069
                10066    10203
4/96            10133    10340
                10149    10577
                10118    10660
7/96             9745    10172
                 9901    10364
                10237    10987
10/96           10534    11274
                11153    12101
                11027    11902
1/97            11405    12632
                11663    12706
                11234    12223
4/97            11580    12937

Pioneer Equity-Income Fund*
Standard & Poor's 500 Index


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97

Dear Shareowner,
---------------------------------------------------------------------------

The six months ended April 30 were characterized by sharp fluctuations in the stock market. March and April were particularly noteworthy, as the market took a deep dip in March, then rose to new highs in April. Pioneer Equity-Income Fund's price swings reflected the broader market, though, as usual, the Fund's conservative, income-oriented holdings did not show nearly as much volatility as stocks in general.

The Fund closed the period with respectable gains, and we also continued to meet our objective of generating a higher net current-income yield than that of the Standard & Poor's 500. For the six months, the Fund's Class A Shares posted a total return of 10.36%, while Class B Shares returned 9.97% and Class C Shares gained 9.93%, all at net asset value. The unmanaged Standard & Poor's (S&P) 500 Index gained 14.75% for the six months.


Rising Prices and Share Buybacks Feed Growth, Stifle Yields
As we have observed before, the dividend yield on the S&P 500 is bumping along the very bottom of its historical range. Companies have been increasing their dividends, but they have in many, many cases seen their share prices go up proportionately much more. Because yield expresses dividend payments as a percentage of stock price, simple mathematics reduce yield even if the dividend payment amount has stayed the same or, in some cases, even if it has risen.

Recently, companies also have pursued the repurchase of their own shares to a much greater extent than ever before. They reason that using extra cash to reduce the number of shares outstanding provides a better after-tax return to investors than would increased dividends.

Thanks to these trends, it has been a challenging time in which to manage an income-oriented fund. The utility sector is about the only broad market group that offers a plentiful selection of companies paying generous dividends. However, growth prospects are often quite limited for utilities, and so we look in other industries for "special situations" with both above-average dividends and positive earnings outlooks.

Pioneer Equity-Income Fund


Building a Varied Portfolio
New entries to the portfolio in recent months come from a host of different industries. Atlantic Richfield, with a dividend yield above 4% at our average purchase price, is a leading oil company with attractive "upstream" and "downstream" businesses - that is, the company has succeeded both in finding oil and in refining and marketing it. American National Insurance, currently yielding above 3%, is a traditional, but quite successful, "home-service" life-insurance company. In other words, its agents still make house calls. It's another proof that there are opportunities for companies that provide personal service in an economy where automation and consolidation are so prevalent.

Nalco Chemicals, yielding over 2% and with a record of dividend payments every year since 1928, is a leader in chemicals for water treatment and various industrial processes. Sprint was the Fund's one new utility entry; yielding above 2% and with a history of regular dividend payments going back to 1939, it appears to be one of the most effective competitors in the fast-changing world of telecommunications. It is making significant investments in industry-leading technology, while not neglecting its core local and long-distance telephone businesses.

Speaking more generally, we increased weightings in several industries - insurance, chemicals, oil and gas. Sharp share-price appreciation significantly boosted holdings in pharmaceuticals. Overall, due to our emphasis on a broader mix of companies, we have modestly reduced the Fund's utility exposure. Convertible securities, which generally provide both above-average current income and some potential for appreciation, remain a very small percentage of the portfolio, but in recent weeks we somewhat enlarged the Fund's investment there.

 PORTFOLIO MANAGEMENT DISCUSSION 4/30/97                          (continued)


Sales from the portfolio focused on stocks where we had met our price objectives, such as AmSouth Bancorp, Manitowoc and Minnesota Mining and Manufacturing (3M). In a few other cases we judged that there were more attractive alternatives. Everyday we look closely at portfolio holdings, and we make adjustments whenever we feel they are called for.


Looking Ahead
For quite a few quarters now we have marveled as the market has moved to ever higher ground. Certainly there have been some "hiccups" along the way, but on the whole the market has been remarkably strong for a remarkably long period. Anyone who "bet against the market" in recent years has probably been sorry for having done so. At the same time, we have to remind ourselves that historically the market has not always gone up and that there occasionally are periods of "correction." So we are watchful, and endeavor always to be careful when we commit Fund assets to new investments. Valuations, to attract us, must leave room for analytical error, market disappointment and unanticipated adversity for the company.

At the end of the day, dividend-paying capacity is not all that bad a measure of the quality of companies. Paying a dividend regularly to shareholders indicates - and requires - discipline, integrity and regard for the interests of shareholders. So we intend no change in the criteria we insist be met for inclusion in your Fund's portfolio. We believe that a combined objective of income and growth is an appropriate longer-term investment strategy for risk-conscious investors.

Respectfully,

/s/ John A. Carey

John A. Carey,
Portfolio Manager

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/97

Shares                                                            Value
            INVESTMENT IN SECURITIES - 99.6%
            CONVERTIBLE PREFERRED STOCKS - 1.0%
 15,300     AirTouch Communications Inc., 4.25%, 8/16/16     $   696,150
 61,100     Kmart Financing Corp., 7.75%, 6/15/16              3,520,888
 20,000     Rouse Co., $3.00, 12/31/49 (Series B)                907,500
                                                             ------------
            Total Convertible Preferred Stocks
            (Cost $5,120,309)                                $ 5,124,538
                                                             ------------
            COMMON STOCKS - 98.6%
            Basic Industries - 12.1%
            Chemicals - 6.1%
179,224     ARCO Chemical Co.                                $ 7,572,213
161,300     Borden Chemicals & Plastics, L.P.                  1,633,162
 96,000     Dow Chemical                                       8,148,000
 66,500     E.I. du Pont de Nemours and Co.                    7,057,313
125,000     Eastman Chemical Co.                               6,375,000
 62,300     Nalco Chemicals                                    2,242,800
                                                             ------------
                                                             $33,028,488
                                                             ------------
            Forest Products - 1.5%
 63,300     Consolidated Papers, Inc.                        $ 3,402,375
 80,000     Mead Corp.                                         4,490,000
                                                             ------------
                                                             $ 7,892,375
                                                             ------------
            Iron & Steel - 1.1%
 13,800     Great Northern Iron Ore Properties               $   769,350
348,937     Roanoke Electric Steel Corp.                       4,972,352
                                                             ------------
                                                             $ 5,741,702
                                                             ------------
            Non-Ferrous Metals - 2.8%
201,600     Phelps Dodge Corp.                               $15,472,800
                                                             ------------
            Paper Products - 0.6%
 65,200     Union Camp Corp.                                 $ 3,170,350
                                                             ------------
            Total Basic Industries                           $65,305,715
                                                             ------------
            Capital Goods - 4.8%
            Aerospace - 0.6%
 35,000     Lockheed Martin Corp.                            $ 3,132,500
                                                             ------------
            Producer Goods - 4.2%
506,457     The Gorman-Rupp Co.+                             $ 8,419,848
188,500     Helix Technology Corp.                             5,725,687

The accompanying notes are an integral part of these financial statements.     9

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/97                                   (continued)

Shares                                                                   Value
            Producer Goods - (continued)
 67,800     Johnson Controls, Inc.                                  $ 2,601,825
 34,500     Keystone International, Inc.                                681,375
 40,900     Thomas & Betts Corp.                                      1,855,837
 57,600     The Timken Co.                                            3,348,000
                                                                    ------------
                                                                    $22,632,572
                                                                    ------------
            Total Capital Goods                                     $25,765,072
                                                                    ------------
            Consumer Durables - 5.5%
            Motor Vehicles - 5.5%
370,300     Chrysler Corp.                                          $11,109,000
463,800     Ford Motor Co.                                           16,117,050
 67,500     Genuine Parts Co.                                         2,185,313
                                                                    ------------
            Total Consumer Durables                                 $29,411,363
                                                                    ------------
            Consumer Non-Durables - 8.6%
            Agriculture & Food - 5.0%
125,900     CPC International, Inc.                                 $10,402,488
108,000     General Mills, Inc.                                       6,696,000
157,750     H.J. Heinz Co.                                            6,546,625
 80,000     Sara Lee Corp.                                            3,360,000
                                                                    ------------
                                                                    $27,005,113
                                                                    ------------
            Consumer Luxury - 1.3%
172,000     Cedar Fair, L.P.                                        $ 6,837,000
                                                                    ------------
            Retail Non-Food - 2.3%
274,000     The May Department Stores Co.                           $12,672,500
                                                                    ------------
            Total Consumer Non-Durables                             $46,514,613
                                                                    ------------
            Energy - 9.3%
            Oil & Gas Extraction - 6.5%
158,500     Amoco Corp.                                             $13,254,563
 55,000     Atlantic Richfield Co.                                    7,486,875
137,500     Chevron Corp.                                             9,418,750
 38,500     Mobil Corp.                                               5,005,000
                                                                    ------------
                                                                    $35,165,188
                                                                    ------------
            Oil Services - 2.8%
 50,300     Buckeye Partners, L.P.                                  $ 2,162,900
  1,500     Lakehead Pipe Line Partners, L.P. (Preferred Units)          52,688

10   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund


Shares                                                                 Value
            Oil Services - (continued)
125,000     Questar Corp.                                        $  4,750,000
 36,300     Santa Fe Pacific Pipeline Partners, L.P.                1,265,962
120,000     Sonat, Inc.                                             6,855,000
                                                                 -------------
                                                                 $ 15,086,550
                                                                 -------------
            Total Energy                                         $ 50,251,738
                                                                 -------------
            Financial - 21.8%
            Financial Services - 2.5%
 60,000     Alliance Capital Management, L.P.                    $  1,627,500
 56,900     Eaton Vance Corp.                                       2,517,825
201,000                  T. Rowe Price Associates, Inc.             9,296,250
                                                                 -------------
                                                                 $ 13,441,575
                                                                 -------------
            Commercial Banks - 9.3%
248,300     The Bank of New York Co., Inc.                       $  9,807,850
137,500     CoreStates Financial Corp.                              6,960,938
270,000     First Security Corp.                                    9,618,750
125,000     First Tennessee National Corp.                          5,421,875
154,059     Huntington Bancshares Inc.                              4,409,939
 48,000     National City Corp.                                     2,340,000
201,183     Old Kent Financial Corp.                               10,210,037
 30,000     SouthTrust Corp.                                        1,121,250
                                                                 -------------
                                                                 $ 49,890,639
                                                                 -------------
            Insurance - 8.5%
177,300     American National Insurance Co.                      $ 13,740,750
170,100     Chubb Corp.                                             9,823,275
102,900     Hartford Steam Boiler Inspection & Insurance Co.        4,952,063
240,500     Safeco Corp.                                            9,620,000
113,100                 St. Paul Companies, Inc.                    7,577,700
                                                                 -------------
                                                                 $ 45,713,788
                                                                 -------------
            Real Estate - 1.5%
311,523     The Rouse Co.                                        $  8,450,061
                                                                 -------------
            Total Financial                                      $117,496,063
                                                                 -------------
            Services - 9.3%
            Pharmaceuticals - 8.5%
178,300     Abbott Laboratories                                  $ 10,876,300
100,000     Bristol-Myers Squibb Co.                                6,550,000

The accompanying notes are an integral part of these financial statements.    11

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/97                                   (continued)

Shares                                                          Value
            Pharmaceuticals - (continued)
255,400     Schering-Plough Corp.                          $20,432,000
 80,000     Warner-Lambert Co.                               7,840,000
                                                           ------------
                                                           $45,698,300
                                                           ------------
            Publishing - 0.8%
 80,000     The McGraw-Hill Co., Inc.                      $ 4,070,000
                                                           ------------
            Total Services                                 $49,768,300
                                                           ------------
            Technology - 2.8%
            Business Machines - 2.8%
136,150     Diebold, Inc.                                  $ 4,561,025
200,600     Hewlett-Packard Co.                             10,531,500
                                                           ------------
            Total Technology                               $15,092,525
                                                           ------------
            Utilities - 24.4%
            Electric Utility - 6.0%
167,100     Allegheny Power Systems, Inc.                  $ 4,386,375
121,500     Baltimore Gas & Electric Co.                     3,098,250
131,400     Dominion Resources, Inc.                         4,516,875
180,300     DPL, Inc.                                        4,259,588
200,000     DQE, Inc.                                        5,525,000
134,100     DTE Energy Co.                                   3,587,175
215,000     Kansas City Power & Light Co.                    6,073,750
 50,000     New York State Electric & Gas Co.                1,050,000
                                                           ------------
                                                           $32,497,013
                                                           ------------
            Gas Utility - 4.9%
115,500     The Brooklyn Union Gas Co.                     $ 3,161,813
135,750     Consolidated Natural Gas Co.                     6,838,406
 95,000     El Paso Natural Gas Co.                          5,521,875
 60,000     Equitable Resources, Inc.                        1,777,500
110,950     Indiana Energy, Inc.                             2,690,537
108,800     NICOR, Inc.                                      3,685,600
 12,500     Peoples Energy Corp.                               421,875
116,000     Public Service Co. of North Carolina, Inc.       2,015,500
                                                           ------------
                                                           $26,113,106
                                                           ------------
            Utility - Other - 0.6%
150,400     American Water Works Co., Inc.                 $ 3,196,000
                                                           ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

Shares                                                                   Value
            Telecommunications - 12.9%
275,500     Aliant Communications Inc.                              $  4,304,688
227,000     Ameritech Corp.                                           13,875,374
  5,800     Bell Atlantic Corp.                                          392,950
158,200     BellSouth Corp.                                            7,039,900
195,700     GTE Corp.                                                  8,977,737
196,500     NYNEX Corp.                                               10,168,875
283,000     SBC Communications, Inc.                                  15,706,500
 45,000     Sprint Corp.                                               1,974,375
199,877     U.S. West Communication Group                              7,020,680
                                                                    ------------
                                                                    $ 69,461,079
                                                                    ------------
            Total Utilities                                         $131,267,198
                                                                    ------------
            Total Common Stocks
            (Cost $440,010,619)                                     $530,872,587
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $445,130,928)                                     $535,997,125
                                                                    ------------

Principal
Amount
               TEMPORARY CASH INVESTMENT - 0.4%
               Commercial Paper - 0.4%
$2,294,000     Exxon Asset Management, 5.60%, 5/01/97              $  2,294,000
                                                                   -------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $2,294,000)                                   $  2,294,000
                                                                   -------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $447,424,928) (a)                             $538,291,125
                                                                   ============


+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At April 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $447,424,928 was as follows:

    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                       $96,311,927
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                       (5,445,730)
                                                                     -----------
    Net unrealized gain                                              $90,866,197
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997 aggregated $94,718,939 and $76,266,924, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund
BALANCE SHEET 4/30/97


ASSETS:

 Investment in securities, at value (including temporary cash investment
   of $2,294,000) (cost $447,424,928)                                       $ 538,291,125
 Cash                                                                                 466
 Receivables -
  Investment securities sold                                                    8,394,940
  Fund shares sold                                                              1,415,760
  Dividends and interest                                                        1,529,067
 Other                                                                              3,442
                                                                            --------------
   Total assets                                                             $ 549,634,800
                                                                            --------------
LIABILITIES:
 Payables -
  Investment securities purchased                                           $   8,082,050
  Fund shares repurchased                                                         250,256
  Dividends                                                                           890
 Due to affiliates                                                                554,812
 Accrued expenses                                                                 102,667
                                                                            --------------
   Total liabilities                                                        $   8,990,675
                                                                            --------------
NET ASSETS:
 Paid-in capital                                                            $ 435,713,439
 Accumulated undistributed net investment income                                1,490,737
 Accumulated undistributed net realized gain                                   12,573,752
 Net unrealized gain on investments                                            90,866,197
                                                                            --------------
   Total net assets                                                         $ 540,644,125
                                                                            ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $373,176,899/17,609,574 shares)                          $       21.19
                                                                            ==============
 Class B (based on $159,606,830/7,572,830 shares)                           $       21.08
                                                                            --------------
 Class C (based on $7,860,396/373,269 shares)                               $       21.06
                                                                            ==============
MAXIMUM OFFERING PRICE:
 Class A                                                                    $       22.48
                                                                            ==============




14    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/97


INVESTMENT INCOME:

 Dividends                                                 $ 9,041,708
 Interest                                                       58,373
                                                           ------------
   Total investment income                                                  $  9,100,081
                                                                            ------------
EXPENSES:
 Management fees                                           $ 1,599,246
 Transfer agent fees
  Class A                                                      344,206
  Class B                                                      150,527
  Class C                                                        7,209
 Distribution fees
  Class A                                                      444,432
  Class B                                                      739,364
  Class C                                                       29,836
 Accounting                                                     37,054
 Custodian fees                                                 33,699
 Registration fees                                              61,111
 Professional fees                                              19,657
 Printing                                                       47,850
 Fees and expenses of nonaffiliated trustees                     8,811
 Miscellaneous                                                  19,360
                                                           ------------
   Total expenses                                                           $  3,542,362
   Less fees paid indirectly                                                     (31,519)
                                                                            ------------
   Net expenses                                                             $  3,510,843
                                                                            ------------
    Net investment income                                                   $  5,589,238
                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                           $ 12,700,465
 Change in net unrealized gain on investments                                 30,775,851
                                                                            ------------
  Net gain on investments                                                   $ 43,476,316
                                                                            ------------
  Net increase in net assets resulting from operations                      $ 49,065,554
                                                                            ============




The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/97 and the Year Ended 10/31/96

                                                         Six Months Ended    Year Ended
                                                             4/30/97          10/31/96
FROM OPERATIONS:
Net investment income                                    $    5,589,238     $  10,806,157
Net realized gain on investments                             12,700,465        22,257,590
Change in net unrealized gain on investments                 30,775,851        21,475,903
                                                         --------------     -------------
  Net increase in net assets resulting from operations   $   49,065,554     $  54,539,650
                                                         --------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.25 and $0.50 per share, respectively)      $   (4,315,159)    $  (7,706,730)
  Class B ($0.17 and $0.38 per share, respectively)          (1,200,794)       (2,015,151)
  Class C ($0.17 and $0.27 per share, respectively)             (47,732)          (28,635)
Net realized gain:
  Class A ($0.95 and $0.14 per share, respectively)         (15,676,289)       (2,023,143)
  Class B ($0.95 and $0.14 per share, respectively)          (6,437,359)         (557,724)
  Class C ($0.95 and $0.00 per share, respectively)            (212,007)                -
                                                         --------------     -------------
   Total distributions to shareholders                   $  (27,889,340)    $ (12,331,383)
                                                         --------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $   67,179,907     $ 199,692,732
Reinvestment of distributions                                25,788,089        11,274,526
Cost of shares repurchased                                  (48,685,139)      (88,404,621)
                                                         --------------     -------------
  Net increase in net assets resulting from fund
   share transactions                                    $   44,282,857     $ 122,562,637
                                                         --------------     -------------
  Net increase in net assets                             $   65,459,071     $ 164,770,904
NET ASSETS:
Beginning of period                                         475,185,054       310,414,150
                                                         --------------     -------------
End of period (including accumulated undistributed net
 investment income of $1,490,737 and $1,465,184,
 respectively)                                           $  540,644,125     $ 475,185,054
                                                         ==============     =============



CLASS A                           '97 Shares    '97 Amount       '96 Shares    '96 Amount
Shares sold                        1,835,718    $ 38,419,784      5,764,800    $ 112,159,968
Reinvestment of distributions        947,537     18,802,183         462,438      8,968,423
Less shares repurchased           (1,690,146)   (35,337,219)     (3,433,149)   (66,861,714)
                                 -----------    ------------    -----------    -------------
  Net increase                     1,093,109    $ 21,884,748      2,794,089    $ 54,266,677
                                 ===========    ============    ===========    =============
CLASS B
Shares sold                        1,211,233    $ 25,242,034      4,304,163    $ 83,465,277
Reinvestment of distributions        344,807      6,798,854         118,318      2,285,275
Less shares repurchased             (630,359)   (13,123,379)     (1,104,135)   (21,455,557)
                                 -----------    ------------    -----------    -------------
  Net increase                       925,681    $ 18,917,509      3,318,346    $ 64,294,995
                                 ===========    ============    ===========    =============
CLASS C*
Shares sold                          170,044    $  3,518,089        208,040    $  4,067,487
Reinvestment of distributions          9,471        187,052           1,066         20,828
Less shares repurchased              (10,855)      (224,541)         (4,497)       (87,350)
                                 -----------    ------------    -----------    -------------
  Net increase                       168,660    $  3,480,600        204,609    $  4,000,965
                                 ===========    ============    ===========    =============

* Class C shares were first publicly offered on January 31, 1996.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/97

                                                                  Six Months           Year Ended
                                                                 Ended 4/30/97          10/31/96
CLASS A
Net asset value, beginning of period                            $     20.37             $  18.22
                                                                ------------            -----------
Increase (decrease) from investment operations:
 Net investment income                                          $      0.25             $   0.55
 Net realized and unrealized gain (loss) on investments                1.77                 2.24
                                                                ------------            -----------
  Net increase from investment operations                       $      2.02             $   2.79
Distributions to shareholders:
 Net investment income                                                (0.25)               (0.50)
 Net realized gain                                                    (0.95)               (0.14)
                                                                ------------            -----------
Net increase (decrease) in net asset value                      $      0.82             $   2.15
                                                                ------------            -----------
Net asset value, end of period                                  $     21.19             $  20.37
                                                                ============            ===========
Total return*                                                         10.36%               15.53%
Ratio of net expenses to average net assets                            1.15%**+             1.19%+
Ratio of net investment income to average net assets                   2.40%**+             2.85%+
Portfolio turnover rate                                                  30%**                47%
Average commission rate paid(1)                                 $    0.0583           $   0.0585
Net assets, end of period (in thousands)                        $   373,177           $  336,384
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                             -                    -
 Net investment income                                                    -                    -
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.14%                1.18%
 Net investment income                                                 2.41%**              2.86%



                                                          Year Ended   Year Ended   Year Ended   Year Ended
                                                           10/31/95     10/31/94     10/31/93     10/31/92
CLASS A
Net asset value, beginning of period                        $  16.16    $  16.92     $  14.56     $ 13.25
                                                            ----------  --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.54    $   0.55     $   0.50     $  0.52
 Net realized and unrealized gain (loss) on investments         2.45       (0.54)        2.46        1.57
                                                            ----------  --------     --------     -------
  Net increase from investment operations                   $   2.99    $   0.01     $   2.96     $  2.09
Distributions to shareholders:
 Net investment income                                         (0.53)      (0.54)       (0.50)      (0.56)
 Net realized gain                                             (0.40)      (0.23)       (0.10)      (0.22)
                                                            ----------  --------     --------     -------
Net increase (decrease) in net asset value                  $   2.06    $  (0.76)    $   2.36     $  1.31
                                                            ----------  --------     --------     -------
Net asset value, end of period                              $  18.22    $  16.16     $  16.92     $ 14.56
                                                            ==========  ========     ========     =======
Total return*                                                  19.51%       0.09%       20.71%      16.53%
Ratio of net expenses to average net assets                     1.29%+      1.24%        1.33%       1.73%
Ratio of net investment income to average net assets            3.26%+      3.43%        3.20%       4.01%
Portfolio turnover rate                                           13%         27%          14%         18%
Average commission rate paid(1)                                    -           -            -           -
Net assets, end of period (in thousands)                    $249,981    $175,943     $143,025     $39,269
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                      -           -            -        1.77%
 Net investment income                                             -           -            -        3.97%
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.27%          -            -           -
 Net investment income                                          3.28%          -            -           -

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
 +  Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

The accompanying notes are an integral part of these financial statements.    17

                                                           Six Months         Year Ended     Year Ended      4/4/94 to
                                                          Ended 4/30/97       10/31/96       10/31/95         10/31/94
CLASS B
Net asset value, beginning of period                      $    20.26           $  18.15       $  16.14       $   15.46
                                                          -----------          -----------    ----------     ----------
Increase from investment operations:
 Net investment income                                    $     0.17           $   0.41       $   0.45       $    0.21
 Net realized and unrealized gain on investments                1.77               2.22           2.41            0.71
                                                          -----------          -----------    ----------     ----------
  Net increase from investment operations                 $     1.94           $   2.63       $   2.86       $    0.92
Distributions to shareholders:
 Net investment income                                         (0.17)             (0.38)         (0.45)          (0.21)
 In excess of net investment income                                -                  -              -           (0.03)
 Net realized gain                                             (0.95)             (0.14)         (0.40)              -
                                                          -----------          -----------    ----------     ----------
Net increase in net asset value                           $     0.82           $   2.11       $   2.01       $    0.68
                                                          -----------          -----------    ----------     ----------
Net asset value, end of period                            $    21.08           $  20.26       $  18.15       $   16.14
                                                          ===========          ===========    ==========     ==========
Total return*                                                   9.97%             14.70%         18.64%           5.93%
Ratio of net expenses to average net assets                     1.92%**+           1.95%+         2.02%+          1.92%**
Ratio of net investment income to average net assets            1.63%**+           2.06%+         2.35%+          2.35%**
Portfolio turnover rate                                           30%**              47%            13%             27%
Average commission rate paid(1)                           $   0.0583         $   0.0585              -               -
Net assets, end of period (in thousands)                  $  159,607         $  134,657       $ 60,433       $  12,663
Ratios assuming reduction of fees paid indirectly:
 Net expenses                                                   1.90%**            1.94%          1.98%              -
 Net investment income                                          1.65%**            2.07%          2.39%              -

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/97


                                                           Six Months           1/31/96 to
                                                          Ended 4/30/97          10/31/96
CLASS C
Net asset value, beginning of period                      $    20.25           $    19.49
                                                          -----------          -----------
Increase from investment operations:
 Net investment income                                    $     0.17           $     0.27
 Net realized and unrealized gain on investments                1.76                 0.76
                                                          -----------          -----------
  Net increase from investment operations                 $     1.93           $     1.03
Distributions to shareholders:
 Net investment income                                         (0.17)               (0.27)
 Net realized gain                                             (0.95)                   -
                                                          -----------          -----------
Net increase in net asset value                           $     0.81           $     0.76
                                                          -----------          -----------
Net asset value, end of period                            $    21.06           $    20.25
                                                          -----------          -----------
Total return*                                                   9.93%                5.34%
Ratio of net expenses to average net assets                     1.95%**+             1.98%**+
Ratio of net investment income to average net assets            1.60%**+             1.91%**+
Portfolio turnover rate                                           30%**                47%
Average commission rate paid(1)                          $    0.0583         $     0.0585
Net assets, end of period (in thousands)                 $     7,860         $      4,144
Ratios assuming reduction of fees paid indirectly:
 Net expenses                                                   1.93%**              1.94%**
 Net investment income                                          1.62%**              1.95%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund
 NOTES TO FINANCIAL STATEMENTS 4/30/97

1.  Organization and Significant Accounting Policies

Equity-Income Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Equity-Income Fund


  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $134,734 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer Equity-Income Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97
(continued)

2.   Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1997, $273,728 was payable to PMC related to management fees and certain other services.

3.   Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $75,900 in transfer agent fees payable to PSC at April 30, 1997.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $205,184 in distribution fees payable to PFD at April 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For

Pioneer Equity-Income Fund


the six months ended April 30, 1997, CDSCs in the amount of $171,074 were paid to PFD.


5.   Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by $31,519 under such arrangements.


6.   Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1997:



                                             Dividend
Affiliates            Purchases     Sales     Income      Value
--------------------- ----------- ---------- ---------- -----------
The Gorman-Rupp Co.   -           $653,686   $148,822   $8,419,848

Pioneer Equity-Income Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Equity-Income Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund (of Pioneer Growth Trust) as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 2, 1997

Pioneer Equity-Income Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr                     John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice President
John W. Kendrick                      John A. Carey, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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                           This page for your notes.

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THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transaction                              1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997


Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                1-800-225-4240

Our Internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)

Or visit our web site:                                     www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]



Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0697 - 4218
C) Pioneer Funds Distributor, Inc.
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